UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2013

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
Incorporation)

0-50440	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

Effective August 23, 2012, Supernus Pharmaceuticals, Inc. (“Supernus” or the “Company”) entered into a Commercial Supply Agreement with Patheon, Inc. (the “Agreement”) that defines each party’s responsibilities with respect to the manufacture, formulation, development and supply of commercial-grade quantities of oxcarbazepine, the active pharmaceutical ingredient required for the finished drug product, Oxtellar XR™ (the “Product”).  The Company entered into the Agreement in anticipation of final approval by the U.S. Food and Drug Administration of the Product, which was received on October 19, 2012, and the commercial launch of the Product, which occurred on February 4, 2013.

Under the Agreement, the parties agreed that Patheon, Inc. will manufacture at its facility, in accordance with mutually agreed upon specifications and current good manufacturing practices, commercial quantities of the Product for the United States.  Supernus will be responsible for providing, at no cost to Patheon, Inc., the active pharmaceutical ingredient and any other materials required in connection with the manufacture of the Product, and Patheon, Inc. will be responsible for the manufacture, including processing, packaging and labeling, of the Product in accordance with the specifications.

The foregoing description of this Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01              Other Events

On February 1, 2013, Supernus issued a press release regarding the commercial launch of Oxtellar XR tablets in the US as a novel once-daily extended release antiepileptic drug indicated for adjunctive therapy in the treatment of partial seizures in adults and in children 6 to 17 years of age.  The Company also announced that its sales force of approximately 75 sales representatives would start promoting the product on February 4, 2013.  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

The following documents are filed as Exhibits pursuant to Item 9.01 hereof:

Exhibit 10.1* — Commercial Supply Agreement, dated August 23, 2012, by and among Patheon, Inc. and the Company.

Exhibit 99.1 — Press Release dated February 1, 2013 of the Company announcing the commercial launch of Oxtellar XR tablets in the US.

*Portions of this exhibit have been redacted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: February 7, 2013	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

10.1*	Commercial Supply Agreement, dated August 23, 2012, by and among Patheon, Inc. and the Company.	Attached
99.1	Press Release dated February 1, 2013.	Attached

*Portions of this exhibit have been redacted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.